Long-Term Debt	12 Months Ended
Dec. 31, 2017
Debtor-In-Possession Obligations [Abstract]
Debtor-In-Possession Borrowing Facilities And Long-Term Debt Not Subject To Compromise

Successor

Amounts in the table below represent the categories of long-term debt obligations incurred by the Successor.

	December 31, 2017	December 31, 2016
Vistra Operations Credit Facilities (a)	$4,323	$4,515
Mandatorily redeemable subsidiary preferred stock (b)	70	70
8.82% Building Financing due semiannually through February 11, 2022 (c)	30	36
Capital lease obligations	—	2
Total long-term debt including amounts due currently	4,423	4,623
Less amounts due currently	(44)	(46)
Total long-term debt less amounts due currently	$4,379	$4,577
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(a)
At December 31, 2017, borrowings under the Vistra Operations Credit Facilities in our consolidated balance sheet include debt premiums of $21 million, debt discounts of $2 million and debt issuance costs of $7 million. At December 31, 2016, borrowings under the Vistra Operations Credit Facilities in our consolidated balance sheet include debt premiums of $25 million, debt discounts of $2 million and debt issuance costs of $8 million.

(b)
Shares of mandatorily redeemable preferred stock in PrefCo issued as part of the spin-off of Vistra Energy from EFH Corp. (see Note 5). This subsidiary preferred stock is accounted for as a debt instrument under relevant accounting guidance.

(c)
Obligation related to a corporate office space capital lease transferred to Vistra Energy pursuant to the Plan of Reorganization. This obligation will be funded by amounts held in an escrow account that is reflected in other noncurrent assets in our consolidated balance sheets.

Vistra Operations Credit Facilities — At December 31, 2017, the Vistra Operations Credit Facilities consisted of up to $5.171 billion in senior secured, first lien revolving credit commitments and outstanding term loans, consisting of revolving credit commitments of up to $860 million (Revolving Credit Facility), initial term loans in the amount totaling $2.821 billion (Initial Term Loan B Facility), incremental term loans totaling $990 million (Incremental Term Loan B Facility, and together with the Initial Term Loan B Facility, the Term Loan B Facility) and letter of credit term loans totaling $500 million (Term Loan C Facility). Principal amounts repaid on the Term Loan B Facility and the Term Loan C Facility cannot be reborrowed. Also in December 2017, although the size of the Revolving Credit Facility did not change, the letter of credit sub-facility of the Revolving Credit Facility was increased from $600 million to $715 million.

The Vistra Operations Credit Facilities and related available capacity at December 31, 2017 are presented below.

		December 31, 2017
Vistra Operations Credit Facilities	Maturity Date	Facility Limit	Cash Borrowings	Available Capacity
Revolving Credit Facility (a)	August 4, 2021	$860	$—	$834
Initial Term Loan B Facility (b)(c)	August 4, 2023	2,850	2,821	—
Incremental Term Loan B Facility (c)	December 14, 2023	1,000	990	—
Term Loan C Facility (d)	August 4, 2023	650	500	7
Total Vistra Operations Credit Facilities		$5,360	$4,311	$841
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(a)	Facility to be used for general corporate purposes. Facility includes a $715 million letter of credit sub-facility, of which $26 million of letters of credit were outstanding at December 31, 2017.

(b)	Facility used to repay all amounts outstanding under our Predecessor's DIP Facility and issuance costs for the DIP Roll Facilities, with the remaining balance used for general corporate purposes.

(c)
Cash borrowings under the Term Loan B Facility reflect required scheduled quarterly payment in annual amount equal to 1% of the original principal amount with the balance paid at maturity. Amounts paid cannot be reborrowed.

(d)
Facility used for issuing letters of credit for general corporate purposes. Borrowings under this facility were funded to collateral accounts that are reported as restricted cash in our consolidated balance sheets. Cash borrowings reflect a $150 million principal reduction paid from restricted cash in December 2017. Amounts paid cannot be reborrowed. At December 31, 2017, the restricted cash supported $493 million in letters of credit outstanding (see Note 21), leaving $7 million in available letter of credit capacity.

In February, August and December 2017, certain pricing terms for the Vistra Operations Credit Facility were amended. We accounted for these transactions as modifications of debt. At December 31, 2017, cash borrowings under the Revolving Credit Facility bore interest based on applicable LIBOR rates, plus a fixed spread of 2.50%, and there were no outstanding borrowings. Letters of credit issued under the Revolving Credit Facility bore interest of 2.50%. Amounts borrowed under the Initial Term Loan B Facility and the Term Loan C Facility bore interest based on applicable LIBOR rates, subject to a 0.75% floor, plus a fixed spread of 2.50%. Amounts borrowed under the Incremental Term Loan B Facility bore interest based on applicable LIBOR rates, subject to a 0.75% floor, plus a fixed spread of 2.75%. At December 31, 2017, the weighted average interest rate before taking into consideration interest rate swaps on outstanding borrowings was 4.02%, 4.20% and 3.83% under the Initial Term Loan B Facility, the Incremental Term Loan B Facility and the Term Loan C Facility, respectively. The Vistra Operations Credit Facilities also provide for certain additional fees payable to the agents and lenders, as well as availability fees payable with respect to any unused portions of the available Vistra Operations Credit Facilities.

In February 2018, certain pricing terms for the Vistra Operations Credit Facility were amended. Any amounts borrowed under the Revolving Credit Facility will bear interest based on applicable LIBOR rates plus 2.25%. Letters of credit issued under the Revolving Credit Facility will bear interest of 2.25%. Amounts borrowed under the Incremental Term Loan B Facility will bear interest based on applicable LIBOR rates plus 2.25%.

Obligations under the Vistra Operations Credit Facilities are secured by a lien covering substantially all of Vistra Operations' (and its subsidiaries') consolidated assets, rights and properties, subject to certain exceptions set forth in the Vistra Operations Credit Facilities.

The Vistra Operations Credit Facilities also permit certain hedging agreements to be secured on a pari passu basis with the Vistra Operations Credit Facilities in the event those hedging agreements met certain criteria set forth in the Vistra Operations Credit Facilities.

The Vistra Operations Credit Facilities provide for affirmative and negative covenants applicable to Vistra Operations (and its restricted subsidiaries), including affirmative covenants requiring it to provide financial and other information to the agents under the Vistra Operations Credit Facilities and to not change its lines of business, and negative covenants restricting Vistra Operations' (and its restricted subsidiaries') ability to incur additional indebtedness, make investments, dispose of assets, pay dividends, grant liens or take certain other actions, in each case except as permitted in the Vistra Operations Credit Facilities. Vistra Operations' ability to borrow under the Vistra Operations Credit Facilities is subject to the satisfaction of certain customary conditions precedent set forth therein.

The Vistra Operations Credit Facilities provide for certain customary events of default, including events of default resulting from non-payment of principal, interest or fees when due, material breaches of representations and warranties, material breaches of covenants in the Vistra Operations Credit Facilities or ancillary loan documents, cross-defaults under other agreements or instruments and the entry of material judgments against Vistra Operations. Solely with respect to the Revolving Credit Facility, and solely during a compliance period (which, in general, is applicable when the aggregate revolving borrowings and issued revolving letters of credit (in excess of $100 million) exceed 30% of the revolving commitments), the agreement includes a covenant that requires the consolidated first lien net leverage ratio, which is based on the ratio of net first lien debt compared to an EBITDA calculation defined under the terms of the facilities, not to exceed 4.25 to 1.00. Although the period ended December 31, 2017 was not a compliance period, we would have been in compliance with this financial covenant if it was required to be tested at such date. Upon the existence of an event of default, the Vistra Operations Credit Facilities provide that all principal, interest and other amounts due thereunder will become immediately due and payable, either automatically or at the election of specified lenders.

Maturities — Long-term debt maturities at December 31, 2017 are as follows:

December 31, 2017
2018	$44
2019	44
2020	44
2021	45
2022	42
Thereafter	4,189
Unamortized premiums, discounts and debt issuance costs	15
Total long-term debt, including amounts due currently	$4,423

Interest Rate Swaps — In the Successor period from October 3, 2016 through December 31, 2016, we entered into $3.0 billion notional amount of interest rate swaps to hedge a portion of our exposure to our variable rate debt. The interest rate swaps, which became effective in January 2017, expire in July 2023 and effectively fix the interest rates between 4.50% and 4.88% on $3.0 billion of our variable rate debt. The interest rate swaps are secured by a first lien secured interest on a pari passu basis with the Vistra Operations Credit Facilities.

Predecessor

DIP Roll Facilities — In August 2016, the Predecessor entered into the DIP Roll Facilities. The facilities provided for up to $4.250 billion in senior secured, super-priority financing. The DIP Roll Facilities were senior, secured, super-priority debtor-in-possession credit agreements by and among the TCEH Debtors, the lenders that were party thereto from time to time and an administrative and collateral agent. On the Effective Date, the DIP Roll Facilities converted to the Vistra Operations Credit Facilities discussed above. Net proceeds from the DIP Roll Facilities totaled $3.465 billion and were used to repay $2.65 billion outstanding borrowings under the former DIP Facility, fund a $650 million collateral account used to backstop issuances of letters of credit and pay $107 million of issuance costs. The remaining balance was used for general corporate purposes. Additionally, $800 million of cash from collateral accounts under the former DIP Facility that was used to backstop letters of credit was released to the Predecessor to be used for general corporate purposes.

DIP Facility — The DIP Facility provided for up to $3.375 billion in senior secured, super-priority financing. The DIP Facility was a senior, secured, super-priority credit agreement by and among the TCEH Debtors, the lenders that were party thereto from time to time and an administrative and collateral agent. As discussed above, in August 2016, all outstanding amounts under the DIP Facility were repaid using proceeds from the DIP Roll Facilities.